Manpower Inc. 2007 1 st Quarter Results New Face New Place April 20, 2007 Exhibit 99.2

Manpower Inc. 2007 1
st
Quarter Results
Forward Looking Statement
This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements.
Forward-looking statements can be identified by words such as
“expect,” “plan,” “may,” “will,” and similar expressions.  Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated
December 31, 2006, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.

Manpower Inc. 2007 1
st
Quarter Results
Consolidated Financial Highlights
Operating Profit
$103M
OP Margin
2.3%
94% CC
Revenue
$4.5B
Gross Margin
17.6%
EPS from Continuing Operations
$.69
17%
10% CC
24 bps
70 bps
109%
71%
57% CC
Q1 Highlights
Throughout this presentation, the difference between reported variances and Constant Currency
(CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.

Manpower Inc. 2007 1
st
Quarter Results
17.64%
17.88%
16%
17%
18%
19%
Q1 2006 Temporary
Recruitment
Permanent
Recruitment
Mix - Specialty Q1 2007
- 0.43% + 0.27%
- 0.08%
Consolidated Gross Profit Margin Change

Manpower Inc. 2007 1
st
Quarter Results
United States Segment
(11% of Revenue)
Q1 Financial Highlights
5%
OUP Margin
2.4%
50 bps
Revenue
$484M
OUP
$12M
22%
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.

6 Manpower Inc. 2007 1 st Quarter Results France Segment (33% of Revenue) Q1 Financial Highlights OUP Margin 2.9% Revenue $1.5B OUP $44M 20% 10% CC 40 bps 44% 33% CC

7 Manpower Inc. 2007 1 st Quarter Results Other EMEA Segment (33% of Revenue) Q1 Financial Highlights OUP Margin 2.5% Revenue $1.5B OUP $37M 28% 17% CC 130 bps 169% 144% CC

Manpower Inc. 2007 1
st
Quarter Results
33%
20%
44%
17%
18%
22%
22%
8%
32%
5%
29%
27%
33%
17%
Other
Spain
Netherlands
Germany
Elan
UK - Manpower
Nordics
Other EMEA – Q1 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
20%
18%
14%
10%
9%
8%
21%

9 Manpower Inc. 2007 1 st Quarter Results Italy Segment (7% of Revenue) Q1 Financial Highlights OUP Margin 5.4% Revenue $305M OUP $16M 26% 15% CC 150 bps 75% 60% CC

10 Manpower Inc. 2007 1 st Quarter Results Jefferson Wells Segment (2% of Revenue) Q1 Financial Highlights OUP Margin 1.2% Revenue $81M OUP $1M 480 bps 15% 82%

11 Manpower Inc. 2007 1 st Quarter Results Right Management Segment (2% of Revenue) Q1 Financial Highlights OUP Margin 6.5% Revenue $94M OUP $6M 1% 5% CC 160 bps 32% 29% CC

12 Manpower Inc. 2007 1 st Quarter Results Other Operations Segment (12% of Revenue) Q1 Financial Highlights OUP Margin 2.1% Revenue $603M OUP $13M 11% 11% CC 110 bps 28% 28% CC

Manpower Inc. 2007 1
st
Quarter Results
26%
24%
8%
3%
4%
4%
2%
10%
Other
Mexico
Australia/NZ
Japan
Other Operations – Q1 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
35%
16%
15%
34%

14 Manpower Inc. 2007 1 st Quarter Results Financial Highlights

Manpower Inc. 2007 1
st
Quarter Results
280
370
416
135
109
837
823
735
902
842
0
250
500
750
1,000
2003 2004 2005 2006 Q1 2007
39%
29%
26%
25%
25%
0%
10%
20%
30%
40%
2003 2004 2005 2006 Q1 2007
Total Debt
Net Debt
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization

Manpower Inc. 2007 1
st
Quarter Results
* 991,900 shares in 2007 and 612,600 shares in 2006.
Proceeds from Sale of Businesses
Cash Flow Summary – First Quarter
2007 2006
Cash from Operations 103 74
Capital Expenditures (17) (15)
Free Cash Flow 86 59
Share Repurchases * (73) (33)
Change in Debt
4 3
Other
2
30
Change in Cash
39 100
($ in millions)
-
Proceeds from Equity Plans

14

17
Manpower Inc. 2007 1
st
Quarter Results
Second Quarter Outlook
Revenue
U.S.
Down 3-5%
France
Up 16-18% (Up 10-12% CC)
Up 20-22%
Italy
(Up 14-16% CC)
Jefferson Wells
Right Management
Up/Down 1%
(Down 2-4% CC)
Other
Up 11-13% (Up 11-13% CC)
Total
Up 14-16% (Up 9-11% CC)
Gross Profit Margin
17.6-17.8%
Operating Profit Margin
3.2 - 3.4%
Tax Rate from Continuing Operations
36.5%
EPS from Continuing Operations
$1.12-$1.16
(Pos. $.06 Currency)
Down 16-18%
Other EMEA
(Up 15-17% CC)
Up 22-24%

Manpower Inc. 2007 1 st Quarter Results Questions? Answers April 20, 2007